SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement   [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               BUCS Financial Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

                        [BUCS FINANCIAL CORP LETTERHEAD]




March 27, 2006

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of BUCS Financial Corp (the "Company"), we cordially invite you to attend the 2006 Annual Meeting of Stockholders (the "Meeting") to be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 26, 2006, at 5:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

                                           Sincerely,

                                           /s/Herbert J. Moltzan

                                           Herbert J. Moltzan
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2006
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BUCS Financial Corp (the "Company") will be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 26, 2006, at 5:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of four directors of BUCS Financial Corp; and

         2. The ratification of the appointment of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2006.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 13, 2006, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/M. Robin Copeland

                                          M. Robin Copeland
                                          Secretary
Owings Mills, Maryland
March 27, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2006

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BUCS Financial Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 26, 2006, at 5:00 p.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 27, 2006. The Company is the parent company of BUCS Federal Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of four directors of the Company, and (ii) the ratification of the appointment of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2006.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein and "FOR" the ratification of Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2006. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 13, 2006 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 882,108 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on certain matters (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                      Percent of Shares of
                                                             Amount and Nature of         Common Stock
Name and Address of Beneficial Owner                         Beneficial Ownership         Outstanding
------------------------------------                         --------------------         -----------

BUCS Federal Bank Employee Stock Ownership Plan ("ESOP")
10802 Red Run Boulevard                                           77,069(1)                    8.7%
Owings Mills, Maryland 21117

Jeffrey L. Gendell
200 Park Avenue, Suite 3900                                       78,650(2)                    8.9%
New York, New York 10166

Herbert J. Moltzan
10802 Red Run Boulevard                                           60,567(3)                    6.7%
Owings Mills, Maryland 21117

All directors and executive officers of the
     Company as a group (16 persons)                             234,384(4)                   24.6%

____________________
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 36,285 shares had been allocated to ESOP participants and 40,784 shares remained unallocated. The ESOP Plan Committee directs the vote of unallocated shares and shares for which voting directions are not received.
(2)  Based upon a Schedule 13D filed with the SEC on March 28, 2001.
(3) Includes 24,200 shares of Common Stock that may be acquired pursuant to the exercise of options.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect beneficial ownership, over which shares the individuals exercise voting and/or investment power. Includes 69,402 shares of Common Stock that may be acquired pursuant to the exercise of options. Excludes shares held by the ESOP over which the ESOP Plan Committee exercises voting power. The Board of Directors appointed Director Moltzan and Officers Vinson and Ford to serve as the ESOP Trustees and as the ESOP Plan Committee. The ESOP Plan Committee directs the vote of unallocated shares and shares for which voting directions are not received.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2005 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of twelve members. Four directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

         Brian Bowers, Harry Fox, Peg Ohrt and Gregory A. Devou have been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the directors and executive officers of the Company and certain executive officers of the Bank.


                                                                                  Shares of
                                        Age at          Year First     Current   Common Stock       Percent
                                     December 31,       Elected or     Term to   Beneficially          of
Name                                     2005          Appointed(1)     Expire     Owned(2)          Class
----                                     ----          ------------     ------     --------          -----
Nominees for Term to Expire in 2009
Brian Bowers                              42                1995         2006      1,984(3)             *
Harry Fox                                 57                1987         2006      8,034(3)             *
Peg Ohrt                                  57                1999         2006      4,404(3)             *
Gregory A. Devou                          54                2005         2006      4,620                *

Directors Continuing in Office
Joseph Pescrille                          68                1995         2007     27,696(3)            3.1%
A. Virginia Wampler                       59                1983         2007     16,504(3)            1.9%
Dale Summers                              48                1991         2007      8,881(3)            1.0%
Joseph J. Mezzanotte                      41                2003         2007      3,040(6)             *
Allen Maier                               57                1983         2008      6,824(3)             *
M. Robin Copeland                         51                1992         2008      2,589(3)             *
Herbert J. Moltzan                        60                1998         2008     60,567(4)(5)         6.7%
Thomas Markel                             52                1994         2008     31,439(3)            3.6%

Non-Director Executive Officers
Matthew J. Ford                           36                N/A           N/A      9,727(5)(7)         1.1%
Debra J. Vinson                           46                N/A           N/A     24,775(5)(7)         2.8%
James E. Shinsky                          42                N/A           N/A     14,992(7)            1.7%
William H. Howard, Jr.                    55                N/A           N/A      8,308(8)             *

_________________
*    Less than 1%.
(1)  Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.
(3)  Includes 1,984 shares that may be acquired pursuant to exercisable options.
(4) Includes 24,200 shares that may be acquired pursuant to exercisable options.
(5) Excludes shares of Common Stock held under the ESOP over which such individual, an ESOP Trustee, exercises voting power. Such individual disclaims beneficial ownership with respect to ESOP shares.
(6)  Includes 1,500 shares that may be acquired pursuant to exercisable options.
(7)  Includes 7,260 shares that may be acquired pursuant to exercisable options.
(8)  Includes 6,050 shares that may be acquired pursuant to exercisable options.

Biographical Information

         Set forth below is the business experience for the past five years of each of the nominees, directors and executive officers of the Company and certain executive officers of the Bank. All directors of the Bank in October 2000 became directors of the Company at that time.

         Brian Bowers has served as a director since 1995. Mr. Bowers is a Managing Director with Friedman, Billings, Ramsey Group, Inc. (FBR). Mr. Bowers is responsible for the proprietary investments of FBR and manages over $11 billion in securities. Prior to joining FBR, Mr. Bowers was the Chief Portfolio Strategist for BB&T Capital Markets and prior to that, he was the Portfolio Manager for CareFirst BlueCross BlueShield.

         Harry Fox has been a director since 1987. Mr. Fox is an Account Manager in the major accounts division for CareFirst BlueCross BlueShield where he has been employed since 1972. He also serves on the Advisory Committee of The Learning Ladder Infant through Pre-School Center. Mr. Fox's wife is a cousin of Director Maier.

         Peg Ohrt has been a director since 1999. Since 1998, Ms. Ohrt has served as a Vice President of Human Resources for Corporate Office Properties Trust, a business engaged in real estate investment trusts. From 1996 to 1997, Ms. Ohrt was employed by Aether Technologies Inc., a software development company, and served as its Vice President of Human Resources and Customer Service.

         Gregory A. Devou has been a director since February 2005. Mr. Devou has been Executive Vice President and Chief Marketing Officer at CareFirst BlueCross BlueShield since 1995. Prior to CareFirst BlueCross BlueShield, Mr. Devou was a Senior Vice President and Managing Director at the Alexander Consulting Group for 17 years. Mr. Devou also serves on various non-profit boards.

         Joseph Pescrille has been a director since 1996 and currently serves as Chairman of the Board. Mr. Pescrille retired during 1999. He was self-employed as an actuary/financial consultant from 1996 to 1999. From 1994 to 1996, Mr. Pescrille served as the Chief Financial Officer of United Health Care of Mid Atlantic. Prior to that, he was a Senior Vice President and the Chief Actuary for Blue Cross and Blue Shield of Maryland, Inc. He is active in volunteering for the Baltimore County Department of Aging and is a member of the Board of Advisors for Play Centers Inc., a non-profit child care organization.

         Virginia Wampler has been a director since 1983. Ms. Wampler retired in January 2002. She served as a Systems Manager for CareFirst BlueCross BlueShield from 1966 until 2002 and was responsible for business design and support of core software systems for health insurance products and claim processing administration.

         Dale Summers has served as a director since 1991. Currently, Mr. Summers is employed by the Centers for Medicare and Medicaid Services as a Technical Advisor in the Medicare Drug Benefit Group. Mr. Summers was employed as a Director of Product Development and Management by Caremark (formerly AdvancePCS), a health improvement company, from 1998 to 2004. From 1995 to 1998, he was employed as the Director of Management Services for Ascendia Healthcare Management (formerly Healthcare Automation). Prior to this position, he was employed in strategic planning and marketing positions for BlueCross BlueShield of Maryland. Mr. Summers is also active in supporting educational institutions in the local community.

         Joseph J. Mezzanotte has been a director since 2003. He is a partner in the law firm of Whiteford, Taylor & Preston L.L.P. Mr. Mezzanotte has been engaged in the private practice of law since 1989. He has served in leadership roles in professional associations related to the practice of law. Mr. Mezzanotte also serves as an Officer and Director of the Howard County Chamber of Commerce.

         Allen Maier has been a director since 1983. Mr. Maier is a Sales Representative with CareFirst BlueCross BlueShield, a position he has held since 1972. Mr. Maier is a cousin of the wife of Director Fox.

         Robin Copeland has been a director since 1992 and has served as Secretary since 1994. Ms. Copeland has been the Assistant Treasurer and Vice President of Treasury for Magellan Health Services, a managed care organization, since 1995. Her duties include management of the corporate function, including banking, cash management, and investments.

         Herbert J. Moltzan has been a director since January 1999. He has served as President and Chief Executive Officer since 1985. Mr. Moltzan also serves as the senior loan officer of the Bank. Mr. Moltzan is active in the Red Cross. He is also a member of the Boards of Directors of The 1st Tee Howard County, the Better Business Bureau Educational Foundation, Camp Attaway Youth Camp, and the Maryland Bankers Association. Mr. Moltzan also serves as Treasurer of the Rotary Club of Columbia, Maryland.

         Thomas Markel has been a director since 1994. Mr. Markel is a certified public accountant and since 1995 has served as the Controller and the Assistant Vice President in Finance for Med Star Physician Partners, a physician practice management firm.

         Matthew J. Ford joined the Company and the Bank in August 2002 and serves as the Senior Vice President of Finance and Chief Financial Officer. Mr. Ford's responsibilities within the organization include the oversight of the Finance, Human Resource, and Marketing departments. Additionally, he is an active member of the Financial Managers Society, is recognized by NACHA as an Accredited ACH Professional (AAP), and currently serves as Treasurer for the Owings Mills-Reisterstown Rotary Club.

         Debra J. Vinson serves as the Senior Vice President of Financial Services for the Bank and has been employed by the Bank since 1987. Ms. Vinson functions as the chief operations officer and compliance officer with responsibility for retail bank operations. Her responsibilities include oversight of lending personnel, customer service, and branch operations functions. Ms. Vinson serves as a member of the board of directors of Maryland Bank Services, Inc.

         James E. Shinsky has been employed by the Bank since February 1994 and serves as Senior Vice President of Lending and Support. Mr. Shinsky's responsibilities within the Bank include supervision of the Information Technology and Consumer Lending departments. Mr. Shinsky currently serves as Treasurer of Boy Scout Troop 9.

         William H. Howard, Jr. has been with the Bank since September 2000. He serves as Senior Vice President and head of the Business Banking Department. Mr. Howard is a member of the Maryland Bankers' Association and America's Community Bankers' Legislative Committees. He is also active in the Howard County Chamber of Commerce and Leadership Howard County. He is active on various other community- oriented committees, including those of Hospice Howard County and the Association of Retarded Citizens of Howard County. He is also a member of the Resurrection St. Paul School Board.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2005, the Board of Directors held 13 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees o-n which he served during the year ended December 31, 2005.

         Compensation Committee. The Company has no full time employees and relies on the employees of the Bank for the limited services required by the Company. All compensation paid to executive officers of the Company is paid by the Bank. The Compensation Committee of the Bank's Board of Directors consists of Directors Summers, Ohrt and Mezzanotte. The Compensation Committee met seven times during the year ended December 31, 2005.

         Audit Committee. The Audit Committee consists of Directors Markel, Wampler, Fox and Devou. All members of the Audit Committee are independent under the rules of the Nasdaq stock market. The Board of Directors has determined that Mr. Markel is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Audit Committee meets with the Company's independent auditor to review the results of the annual audit and other related matters. The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement. The Audit Committee met seven times during the year ended December 31, 2005.

         Report of the Audit Committee. For the fiscal year ended December 31, 2005, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Stegman & Company, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Stegman & Company disclosures regarding Stegman & Company's independence as required by Independence Standards Board Standard No. 1 and discussed with Stegman & Company its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

         Audit Committee: Thomas Markel, Virginia Wampler, Harry Fox and Gregory
A. Devou.

         Audit Fees. The aggregate fees billed by Stegman & Company for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2005 and 2004 were $51,250 and $43,500, respectively.

         Audit Related Fees. The aggregate fees billed by Stegman & Company for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2005 and 2004 were $3,025 and $750, respectively.

         Tax Fees. There were no fees billed by Stegman & Company for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2005 and 2004.

         All Other Fees. The aggregate fees billed by Stegman & Company for professional services rendered for services or products other than those listed under the captions "Audit Fees" and "Audit-Related Fees," for the years ended December 31, 2005 and 2004 totaled $0 and $3,500, respectively, and consisted of a cost segregation study for a new branch office.

         It is the Audit Committee's policy to approve all audit and non-audit services prior to the engagement of the independent auditor being engaged to perform such service. All of the services listed above for 2004 and 2005 were approved by the audit committee prior to the service being rendered.

Director Nomination Process

         The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. The Board of Directors met once during the year ended December 31, 2005 in this capacity. The Board feels it is appropriate for the full Board to serve this function because it has not found action by committee to be necessary for purposes of managing nominations. The Board does not have a charter governing its nominating function. As defined by the rules of the Nasdaq Stock Market, each director, other than Herbert J. Moltzan, is an independent director.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, BUCS Federal Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         To be considered in the Board's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration by the Board of Directors as Board nominees should meet the director qualification requirements set forth in
Article III, Sections 15 to 17 of the Company's Bylaws, which require that (i) directors of the Company must reside in a county, city or town within the State of Maryland which is no more than 60 miles in distance from the main branch or nearest branch office location of the Corporation's wholly-owned subsidiary, BUCS Federal Bank; (ii) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; and (iii) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The good character and integrity requirement is embodied in Article III, Section 17, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; 3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director under Section 17
(1), (2) or (3) of the Company's Bylaws.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2005 annual meeting of stockholders.

Certain Relationships and Related Transactions

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. The Company does not presently compensate its directors for membership on the Board of Directors. Each director of the Company is also a director of the Bank. Each director of the Bank receives an annual fee of $6,720. Directors do not receive compensation for attending committee meetings. The total fees paid to the directors for the year ended December 31, 2005 were approximately $72,800.

         Stock Awards. Each non-employee director, other than Messrs. Mezzanotte and Devou who were not appointed to the Board until 2003 and 2005, respectively, was awarded 484 options during 2002 to purchase shares of Common Stock at an exercise price of $8.73 per share under the 2002 Stock Option Plan. Stockholders of the Company approved the option plan at the annual meeting of stockholders held April 29, 2002. These awards vested at the rate of one-third on April 29, 2002, the date of the award, and one-third annually thereafter. Each non-employee director, other than Mr. Devou who was not appointed to the Board until 2005, was also awarded 1,500 options during 2003 to purchase shares of Common Stock at an exercise price of $9.34 per share under the 2002 Stock Option Plan. These awards vested 100% on the date of the award, August 25, 2003.

Executive Compensation

         General. The Company has no full time employees and relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers of the Company is paid by the Bank. The following table sets forth the cash and non-cash compensation awarded to or earned by the Company's President and Chief Executive Officer and certain other officers (the "Named Executive Officers").

                                                                                             Long Term
                                                      Annual Compensation                   Compensation
                                                  ----------------------------      -----------------------------
                                                                                     Restricted      Securities
Name and                                Fiscal                                         Stock         Underlying       All Other
Principal Position                       Year         Salary         Bonus             Award           Options       Compensation
------------------                       ----         ------         -----             -----           -------       ------------
Herbert J. Moltzan, President            2005       $145,793        $33,588               -                  -         $59,656(1)
  and CEO                                2004        148,930         24,267               -                  -          51,523
                                         2003        139,480         13,718               -             16,940          45,548

Matthew J. Ford, Senior Vice             2005       $ 94,585        $14,119               -                  -         $11,163(2)
  President of Finance and Chief         2004         93,182         10,895               -                  -          11,509
  Financial Officer                      2003         84,799          7,628               -              7,260           5,668


Debra J. Vinson, Senior Vice             2005       $ 96,320        $14,348               -                  -         $11,389(3)
  President of Financial Services        2004         92,928         10,895               -                  -          10,795
                                         2003         84,799          7,628               -              4,840          11,390

James E. Shinsky, Senior Vice            2005       $ 93,487        $14,090               -                  -         $11,122(4)
  President of Systems & Support         2004         88,322          8,395               -                  -          10,746
                                         2003         75,658          7,628               -              4,840          11,754

William H. Howard, Jr., Senior           2005       $ 97,705        $ 9,438               -                  -         $10,641(5)
  Vice President of Business             2004         91,192          8,030               -                  -          10,041
  Banking                                2003         79,520          7,305              -               4,840          10,606

___________________
(1) For 2005, represents the award of 714 shares under the ESOP and includes the Bank's contribution to Mr. Moltzan's account under a 401(k) Plan of $7,338 and the accrual of $42,500 under Mr. Moltzan's supplemental executive retirement plan.
(2) For 2005, represents the award of 465 shares under the ESOP and includes the Bank's contribution to Mr. Ford's account under a 401(k) Plan of $4,769.
(3) For 2005, represents the award of 474 shares under the ESOP and includes the Bank's contribution to Ms. Vinson's account under a 401(k) Plan of $4,871.
(4) For 2005, represents the award of 463 shares under the ESOP and includes the Bank's contribution to Mr. Shinsky's account under a 401(k) Plan of $4,756.
(5) For 2005, represents the award of 443 shares under the ESOP and includes the Bank's contribution to Mr. Howard's account under a 401(k) Plan of $4,550.

         Stock Awards. The following tables set forth information concerning total options held by the named executive officers at December 31, 2005.

                                       Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                              ----------------------------------------------------------------------------------------------
                                                                                                         Value of
                                  Shares                               Number of Options            In-the-Money Options
                                 Acquired            Value           at Fiscal Year-End(#)          at Fiscal Year-End($)
Name                          on Exercise (#)     Realized($)    Exercisable/Unexercisable(1)   Exercisable/Unexercisable(2)
----                          ---------------     -----------    ----------------------------   ----------------------------
Herbert J. Moltzan                   0                 $0                  24,200/0                      $111,190/$0
Matthew J. Ford                      0                 $0                   7,260/0                      $ 32,025/$0
Debra J. Vinson                      0                 $0                   7,260/0                      $ 33,505/$0
James E. Shinsky                     0                 $0                   7,260/0                      $ 33,505/$0
William H. Howard, Jr.               0                 $0                   6,050/0                      $ 27,428/$0

___________
(1) Number of options has been adjusted for 10% stock dividend paid on January 1, 2006.
(2) In the money options determined by using a market price of $13.75 per share (consistent with ESOP valuation) and strike price per option adjusted for 10% stock dividend paid on January 1, 2006.

         Employment  Agreements.   The  Bank  has  entered  into  an  employment
agreement with its President and Chief Executive Officer, Herbert J. Moltzan. Mr. Moltzan's current base salary under the employment agreement is $154,000. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If Mr. Moltzan is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Company, Mr. Moltzan will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If such payment were to be made under the agreement as of December 31, 2005, the payment would equal approximately $454,000. The aggregate payment that would have been made to Mr. Moltzan would be an expense to the Bank and would have resulted in reductions to the Bank's net income and capital. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Moltzan shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of his base salary for a period of 12 months and 65% of his base salary for the remaining term of the agreement. The payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Stegman & Company as the Company's independent auditor for the fiscal year ending December 31, 2006, subject to ratification by the Company's stockholders. A representative of Stegman & Company is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stegman & Company as the Company's independent auditors for the 2006 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the 2007 annual meeting of stockholders, all stockholder proposals must be received at the Company's executive office at 10455 Mill Run Circle, Owings Mills, Maryland 21117 no later than November 27, 2006. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the 2007 annual meeting of stockholders, will only be considered at the 2006 annual meeting if the stockholder submits notice of the proposal to the Company at the above address by February 25, 2007. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2007 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2005 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, BUCS Financial Corp, 10455 Mill Run Circle, Owings Mills, Maryland 21117.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/M. Robin Copeland

                                           M. Robin Copeland
                                           Secretary

                                                                      APPENDIX A

                              BUCS FINANCIAL CORP.

                             AUDIT COMMITTEE CHARTER

The Audit Committee (Committee) shall provide assistance to the board of directors in fulfilling its oversight responsibility relating to corporate accounting, reporting practices and the quality and integrity of the financial reports. In so doing, the Committee is responsible for maintaining free and open communication between the Committee and independent auditors, internal auditors and management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and to retain outside counsel or other experts for this purpose.

The Committee will consist of at least three independent members of the board of directors. At least one member shall be designated as the "financial expert," as defined by the applicable legislation and regulation.

The Committee shall meet at least four times a year, with authority to convene additional meetings as circumstances require. Committee members are expected to attend each meeting, in person or via tele- or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary.

The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of the compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are responsibilities of the Corporation management and the independent auditor.

Adopted  1/23/06

--------------------------------------------------------------------------------
                               BUCS FINANCIAL CORP
                              10455 MILL RUN CIRCLE
                          OWINGS MILLS, MARYLAND 21117
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2006
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of BUCS Financial Corp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at offices of BUCS Federal Bank at 10802 Red Run Boulevard, Owings Mills, Maryland, on April 26, 2006, at 5:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR    WITHHELD
                                                      ---    --------
1.        The election as director of the nominees
          listed with terms to expire in 2009
          (except as marked to the contrary below):   |_|      |_|

          Brian Bowers
          Harry Fox
          Peg Ohrt
          Gregory A. Devou

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

________________________________________________________________________________


                                                      FOR    AGAINST   ABSTAIN
                                                      ---    -------   -------
2.        The ratification of the appointment
          of Stegman & Company as the
          Company's independent auditor for the
          fiscal year ending December 31, 2006.       |_|      |_|       |_|

          The Board of Directors recommends a vote "FOR" the above listed nominees and proposal.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and the 2005 Annual Report to Stockholders.


                                            [_]    Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
       -------------------------


--------------------------------                --------------------------------
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER


--------------------------------                --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------